Exhibit 21 - Subsidiaries of the Company

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Academy Nursing Home, Inc.                                      Corporation                Massachusetts

ADS Apple Valley, Inc.                                          Corporation                Massachusetts

ADS Danvers ALF, Inc.                                           Corporation                Delaware

ADS Dartmouth ALF, Inc.                                         Corporation                Delaware

ADS Hingham ALF, Inc.                                           Corporation                Delaware

ADS Hingham Nursing Facility, Inc.                              Corporation                Massachusetts

ADS Palm Chelmsford, Inc.                                       Corporation                Massachusetts

ADS Recuperative Center, Inc.                                   Corporation                Massachusetts

ADS Reservoir Waltham, Inc.                                     Corporation                Massachusetts

ADS Senior Housing, Inc.                                        Corporation                Massachusetts

ANR, Inc. (f/k/a Adacom Network Routers, Inc.)                  Corporation                Delaware

Applewood Health Resources, Inc.                                Corporation                Delaware

ASL, Inc.                                                       Corporation                Massachusetts

Automated Professional Accounts, Inc.                           Corporation                West Virginia

Berks Nursing Homes, Inc.                                       Corporation                Pennsylvania

Brightwood Property, Inc.                                       Corporation                West Virginia

Brinton Manor, Inc.                                             Corporation                Delaware

Burlington Woods Convalescent Center, Inc.                      Corporation                New Jersey

Carefleet, Inc.                                                 Corporation                Pennsylvania

Cheltenham LTC Management, Inc.                                 Corporation                Pennsylvania

CHG Investment Corp., Inc.                                      Corporation                Delaware

CHNR-I, Inc.                                                    Corporation                Delaware

Colonial Hall Health Resources, Inc.                            Corporation                Delaware

Colonial House Health Resources, Inc.                           Corporation                Delaware

Concord Companion Care, Inc.                                    Corporation                Pennsylvania

Concord Health Group, Inc.                                      Corporation                Delaware

Concord Healthcare Corporation t/b/n Genesis HealthCare         Corporation                Delaware
Holding Company I, Inc.

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Concord Healthcare Services, Inc.                               Corporation                Pennsylvania

Concord Home Health, Inc.                                       Corporation                Pennsylvania

Concord Rehab, Inc. d/b/a American Therapy                      Corporation                Pennsylvania

Concord Service Corporation                                     Corporation                Pennsylvania

Crestview Convalescent Home, Inc.                               Corporation                Pennsylvania

Crestview North, Inc.                                           Corporation                Pennsylvania

Crystal City Nursing Center, Inc.                               Corporation                Maryland

CVNR, Inc.                                                      Corporation                Delaware

Dawn View Manor, Inc.                                           Corporation                West Virginia

DELM Nursing, Inc.                                              Corporation                Pennsylvania

Denton Healthcare Corporation                                   Corporation                Delaware

Derby Nursing Center Corporation                                Corporation                Connecticut

Diane Morgan and Associates, Inc. d/b/a DM & a Rehab            Corporation                Pennsylvania

Dover Healthcare Associates, Inc.                               Corporation                Delaware

EIDOS, Inc.                                                     Corporation                Florida

ElderCare Resources Corp. f/k/a Health Resources of Tazewell,   Corporation                Delaware
Inc.

Elmwood Health Resources, Inc.                                  Corporation                Delaware

Encare of Pennypack, Inc.                                       Corporation                Pennsylvania

Encare of Quakertown, Inc.                                      Corporation                Pennsylvania

Encare of Wyncote, Inc.                                         Corporation                Pennsylvania

Genesis ElderCare Centers - Belvedere, Inc. f/k/a Genesis       Corporation                Delaware
ElderCare Centers I, Inc. f/k/a Genesis ElderCare Centers -
Beverly and Davners, Inc.

Genesis ElderCare Centers - Chapel Manor, Inc. f/k/a Genesis    Corporation                Delaware
ElderCare Centers II, Inc.

Genesis ElderCare Centers - Harston, Inc. f/k/a                 Corporation                Pennsylvania
Genesis-Crozer Partnership Holding Company, Inc.

Genesis ElderCare Centers - Pennsburg, Inc. f/k/a Genesis       Corporation                Delaware
ElderCare Centers III, Inc.

Genesis Eldercare Corp.                                         Corporation                Delaware

Genesis ElderCare Diagnostic Services, Inc. f/k/a Diversified   Corporation                Pennsylvania
Diagnostics, Inc.

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Genesis Eldercare Home Care Services, Inc. f/k/a Healthcare     Corporation                Pennsylvania
Services Network, Inc.

Genesis Eldercare Home Health Services - Southern, Inc.         Corporation                Pennsylvania

Genesis ElderCare Hospitality Services, Inc. f/k/a HCHS, Inc.   Corporation                Pennsylvania

Genesis ElderCare Living Facilities, Inc.                       Corporation                Pennsylvania

Genesis Eldercare Management Services, Inc. f/k/a Bluefield     Corporation                Delaware
Manor, Inc.

Genesis Eldercare National Centers, Inc. f/k/a National         Corporation                Florida
Health Care Affiliates, Inc.

Genesis ElderCare Network Services of Massachusetts, Inc.       Corporation                Pennsylvania

Genesis Eldercare Network Services, Inc. f/k/a Genesis          Corporation                Pennsylvania
Management Resources, Inc. f/k/a Total Care Systems, Inc.

Genesis ElderCare Partnership Centers, Inc.                     Corporation                Delaware

Genesis Eldercare Physician Services, Inc. f/k/a Genesis        Corporation                Pennsylvania
Physician Services, Inc. f/k/a Genesis Health Ventures Linen
Services, Inc.

Genesis Eldercare Properties, Inc.                              Corporation                Pennsylvania

Genesis Eldercare Rehabilitation Management Services, Inc.      Corporation                Pennsylvania
f/k/a Robindale Medical Services, Inc.

Genesis Eldercare Staffing Services, Inc. f/k/a Staff           Corporation                Pennsylvania
Replacement Services, Inc. f/k/a SRS Acquisition Corporation

Genesis ElderCare Transportation Services, Inc. f/k/a           Corporation                Pennsylvania
HSS-PARA Transit, Inc.

Genesis Health Ventures of Arlington, Inc.                      Corporation                Pennsylvania

Genesis Health Ventures of Bloomfield, Inc.                     Corporation                Pennsylvania

Genesis Health Ventures of Clarks Summit, Inc.                  Corporation                Pennsylvania

Genesis Health Ventures of Indiana, Inc.                        Corporation                Pennsylvania

Genesis Health Ventures of Lanham, Inc.                         Corporation                Pennsylvania

Genesis Health Ventures of Massachusetts, Inc.                  Corporation                Pennsylvania

Genesis Health Ventures of Naugatuck, Inc.                      Corporation                Pennsylvania

Genesis Health Ventures of New Garden, Inc.                     Corporation                Pennsylvania

Genesis Health Ventures of Point Pleasant, Inc.                 Corporation                Pennsylvania

Genesis Health Ventures of Salisbury, Inc.                      Corporation                Pennsylvania

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Genesis Health Ventures of Wayne, Inc.                          Corporation                Pennsylvania

Genesis Health Ventures of West Virginia, Inc.                  Corporation                Pennsylvania

Genesis Health Ventures of Wilkes-Barre, Inc.                   Corporation                Pennsylvania

Genesis Health Ventures of Windsor, Inc.                        Corporation                Pennsylvania

Genesis Healthcare Centers Holdings, Inc.                       Corporation                Delaware

Genesis HealthCare Corporation                                  Corporation                Pennsylvania

Genesis HealthCare Holding Company II, Inc.                     Corporation                Delaware

Genesis Immediate Med Center, Inc.                              Corporation                Pennsylvania

Genesis Properties of Delaware Corporation                      Corporation                Delaware

Genesis SelectCare Corp.                                        Corporation                Pennsylvania

Genesis-VNA Partnership Holding Company, Inc.                   Corporation                Pennsylvania

Geriatric & Medical Companies, Inc. f/k/a Geriatric & Medical   Corporation                Delaware
Centers, Inc.

Geriatric and Medical Investments Corporation                   Corporation                Delaware

Geriatric and Medical Services, Inc.                            Corporation                New Jersey

Geri-Med Corp.                                                  Corporation                Pennsylvania

GHV at Salisbury Center, Inc.                                   Corporation                Pennsylvania

Glenmark Associates, Inc.                                       Corporation                West Virginia

Glenmark Associates-Dawn View Manor, Inc.                       Corporation                West Virginia

Glenmark Properties, Inc.                                       Corporation                West Virginia

GMA Partnership Holding Company, Inc.                           Corporation                West Virginia

GMA-Brightwood, Inc.                                            Corporation                West Virginia

GMA-Construction, Inc.                                          Corporation                West Virginia

GMA-Madison, Inc.                                               Corporation                West Virginia

GMA-Uniontown, Inc.                                             Corporation                Pennsylvania

GMC Leasing Corporation                                         Corporation                Delaware

GMC-LTC Management, Inc.                                        Corporation                Pennsylvania

GMS Insurance Services, Inc.                                    Corporation                Pennsylvania

GMS Management - Tucker, Inc.                                   Corporation                Pennsylvania

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
GMS Management, Inc.                                            Corporation                Pennsylvania

Governor's House Nursing Home, Inc.                             Corporation                Delaware

Health Resources of Academy Manor, Inc.                         Corporation                Delaware

Health Resources of Arcadia, Inc.                               Corporation                Delaware

Health Resources of Boardman, Inc.                              Corporation                Delaware

Health Resources of Brooklyn, Inc.                              Corporation                Delaware

Health Resources of Cedar Grove, Inc.                           Corporation                New Jersey

Health Resources of Cinnaminson, Inc.                           Corporation                New Jersey

Health Resources of Colchester, Inc.                            Corporation                Connecticut

Health Resources of Columbus, Inc. (f/k/a MRD Realty, Inc.)     Corporation                Delaware

Health Resources of Cumberland, Inc.                            Corporation                Delaware

Health Resources of Englewood, Inc.                             Corporation                New Jersey

Health Resources of Ewing, Inc.                                 Corporation                New Jersey

Health Resources of Farmington, Inc.                            Corporation                Delaware

Health Resources of Gardner, Inc.                               Corporation                Delaware

Health Resources of Glastonbury, Inc.                           Corporation                Connecticut

Health Resources of Groton, Inc.                                Corporation                Delaware

Health Resources of Karmenta and Madison, Inc.                  Corporation                Delaware

Health Resources of Lakeview, Inc.                              Corporation                New Jersey

Health Resources of Lemont, Inc,                                Corporation                Delaware

Health Resources of Marcella, Inc.                              Corporation                Delaware

Health Resources of Morristown, Inc. (f/k/a P.W.O.N.            Corporation                New Jersey
Associates, Inc.)

Health Resources of Norfolk, Inc.                               Corporation                Delaware

Health Resources of North Andover, Inc.                         Corporation                Delaware

Health Resources of Norwalk, Inc.                               Corporation                Connecticut

Health Resources of Rockville, Inc.                             Corporation                Delaware

Health Resources of Solomont/Brookline, Inc.                    Corporation                Delaware

Health Resources of Troy Hills, Inc. (f/k/a F.L. Associates,    Corporation                New Jersey
Inc.)

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Health Resources of Wallingford, Inc.                           Corporation                Delaware

Health Resources of Warwick, Inc. (f/k/a GANCI Acquisition      Corporation                Delaware
Corp. f/k/a RAC Acquisition Corp.)

Health Resources of Westwood, Inc. (f/k/a Health Resources of   Corporation                Delaware
Rhode Island, Inc.)

Healthcare Resources Corp.                                      Corporation                Pennsylvania

Helstat, Inc.                                                   Corporation                West Virginia

Hilltop Health Care Center, Inc.                                Corporation                Delaware

HMNH Realty, Inc.                                               Corporation                Delaware

HNCA, Inc.                                                      Corporation                Pennsylvania

Horizon Associates, Inc.                                        Corporation                West Virginia

Horizon Mobile, Inc.                                            Corporation                West Virginia

Horizon Rehabilitation, Inc.                                    Corporation                West Virginia

HR of Charleston, Inc.                                          Corporation                West Virginia

HRWV Huntington, Inc.                                           Corporation                West Virginia

Innovative Health Care Marketing, Inc.                          Corporation                Pennsylvania

Keystone Nursing Home, Inc.                                     Corporation                Delaware

Knollwood Manor, Inc.                                           Corporation                Pennsylvania

Knollwood Nursing Home, Inc.                                    Corporation                Delaware

Lakewood Health Resources, Inc.                                 Corporation                Delaware

Laurel Health Resources, Inc.                                   Corporation                Delaware

Lehigh Nursing Homes, Inc.                                      Corporation                Pennsylvania

Liberty Health Corp. Ltd.                                       Corporation                Bermuda

Life Support Medical Equipment, Inc.                            Corporation                Pennsylvania

Life Support Medical, Inc.                                      Corporation                Pennsylvania

Lincoln Nursing Home, Inc.                                      Corporation                Delaware

LRC Holding Company                                             Corporation                Delaware

LWNR, Inc.                                                      Corporation                Delaware

Mabri Convalescent Center, Inc.                                 Corporation                Connecticut

Madison Avenue Assisted Living, Inc.                            Corporation                New Jersey

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Manor Management Corporation of Georgian Manor, Inc.            Corporation                Pennsylvania

Marlinton Associates, Inc.                                      Corporation                Pennsylvania

Marlinton Partnership Holding Company, Inc.                     Corporation                Pennsylvania

Marshfield Health Resources, Inc.                               Corporation                Delaware

McKerley Health Care Center - Concord, Inc.                     Corporation                New Hampshire

McKerley Health Care Centers, Inc.                              Corporation                New Hampshire

Meridian Health, Inc. f/k/a MI Acquisition Corp.                Corporation                Pennsylvania

Meridian Healthcare Investments, Inc.                           Corporation                Maryland

Meridian Healthcare, Inc. f/k/a MHC Acquisition Corp.           Corporation                Pennsylvania

MHNR, Inc.                                                      Corporation                Delaware

MNR, Inc,                                                       Corporation                Delaware

Montgomery Nursing Homes, Inc.                                  Corporation                Pennsylvania

Multicare AMC, Inc.                                             Corporation                Delaware

Multicare Home Health of Illinois, Inc.                         Corporation                Delaware

Multicare Payroll Corp.                                         Corporation                New Jersey

North Madison, Inc.                                             Corporation                West Virginia

Northwestern Management Services, Inc.                          Corporation                Ohio

Nursing and Retirement Center of the Andovers, Inc.             Corporation                Massachusetts

Oak Hill Health Care Center, Inc.                               Corporation                Virginia

PHC Operating Corp.                                             Corporation                Delaware

Philadelphia Avenue Corporation                                 Corporation                Pennsylvania

Pocahontas Continuous Care Center, Inc.                         Corporation                West Virginia

Prescott Nursing Home, Inc.                                     Corporation                Massachusetts

Progressive Rehabilitation Centers, Inc. (f/k/a Health          Corporation                Delaware
Resources of Lakewood, Inc.)

Prospect Park LTC Management, Inc.                              Corporation                Pennsylvania

Providence Funding Corporation                                  Corporation                Delaware

Providence Health Care, Inc.                                    Corporation                Delaware

Providence Medical, Inc.                                        Corporation                Ohio

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Quakertown Manor Convalescent and Rehabilitation, Inc.          Corporation                Delaware

Rest Haven Nursing Home, Inc.                                   Corporation                West Virginia

RHS Membership Interest Holding Company f/k/a Genesis           Corporation                Pennsylvania
Eldercare Adult Day Health Services, Inc.

Ridgeland Health Resources, Inc.                                Corporation                 Delaware

River Pines Health Resources, Inc.                              Corporation                Delaware

Rivershores Health Resources, Inc.                              Corporation                Delaware

RLNR, Inc.                                                      Corporation                Delaware

Rose Healthcare, Inc.                                           Corporation                New Jersey

Roxborough Nursing Home, Inc.                                   Corporation                Pennsylvania

RSNR, Inc.                                                      Corporation                Delaware

RVNR, Inc.                                                      Corporation                Delaware

S.T.B. Investors, LTD                                           Corporation                New York

Schuylkill Nursing Home, Inc.                                   Corporation                Pennsylvania

Schuylkill Partnership Acquistion Corp.                         Corporation                Pennsylvania

Scotchwood Massachusetts Holding Co., Inc.                      Corporation                Delaware

Senior Living Ventures, Inc.                                    Corporation                Pennsylvania

Senior Source, Inc.                                             Corporation                Massachusetts

Snow Valley Health Resources, Inc.                              Corporation                Delaware

Solomont Family Fall River Venture, Inc.                        Corporation                Massachusetts

Solomont Family Medford Venture, Inc.                           Corporation                Massachusetts

State Street Associates, Inc. (f/k/a Genesis Health Ventures    Corporation                Pennsylvania
of Brackenridge, Inc.)

SVNR, Inc.                                                      Corporation                Delaware

The ADS Group, Inc.                                             Corporation                Massachusetts

The Apple Valley Partnership Holding Company, Inc.              Corporation                Pennsylvania

The Assisted Living Associates of Berkshire, Inc.               Corporation                Pennsylvania

The Assisted Living Associates of Lehigh, Inc.                  Corporation                Pennsylvania

The Assisted Living Associates of Sanatoga, Inc.                Corporation                Pennsylvania

The House of Campbell, Inc.                                     Corporation                West Virginia

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
The Multicare Companies, Inc. (a/k/a Century Care Corporation   Corporation                Delaware
in New Jersey)

TMC Acquisition Corp. f/k/a Troy Hills Assisted Living, Inc.    Corporation                New Jersey

Tri State Mobile Medical Services, Inc.                         Corporation                West Virginia

Valley Medical Services, Inc.                                   Corporation                Pennsylvania

Valley Transport Ambulance Service, Inc.                        Corporation                Pennsylvania

Versalink, Inc.                                                 Corporation                Delaware

Villas Realty & Investments, Inc.                               Corporation                Pennsylvania

Walnut LTC Management, Inc.                                     Corporation                Pennsylvania

Wayside Nursing Home, Inc.                                      Corporation                Delaware

Weisenfluh Ambulance Service, Inc.                              Corporation                Pennsylvania

West Phila. LTC Management, Inc.                                Corporation                Pennsylvania

Westford Nursing and Retirement Center, Inc.                    Corporation                Massachusetts

Willow Manor Nursing Home, Inc.                                 Corporation                Massachusetts

Wyncote Healthcare Corp.                                        Corporation                Pennsylvania

Ye Olde Ambulance Company, Inc. f/k/a Network Ambulance         Corporation                Pennsylvania
Services, Inc. f/k/a Life Support Ambulance, Inc.

York LTC Management, Inc.                                       Corporation                Pennsylvania

ADS Home Health, Inc.                                           Corporation                Delaware

ADS Management, Inc. a/k/a ADS/TMCI Management, Inc.            Corporation                Massachusetts

ADS Village Manor, Inc.                                         Corporation                Massachusetts

ADS/Multicare, Inc.                                             Corporation                Delaware

Bethel Health Resources, Inc.                                   Corporation                Delaware

Century Care Management, Inc. (f/k/a Century Management, Inc.)  Corporation                Delaware

Chateau Village Health Resources, Inc.                          Corporation                Delaware

ENR, Inc.                                                       Corporation                Delaware

Genesis Eldercare Rehabilitation Services, Inc. f/k/a Team      Corporation                Pennsylvania
Rehabilitation, Inc.

Health Resources of Middletown (RI), Inc.                       Corporation                Delaware

Lake Manor, Inc.                                                Corporation                Pennsylvania

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Rose View Manor, Inc.                                           Corporation                Pennsylvania

Stafford Convalescent Center, Inc. f/k/a MCV Realty, Inc.       Corporation                Delaware

Arcadia Associates                                              General Partnership        Massachusetts

McKerley Health Facilities                                      General Partnership        New Hampshire

Breyut Convalescent Center, L.L.C.                              Limited Liability Company  New Jersey

Encare of Mendham, L.L.C.                                       Limited Liability Company  New Jersey

Genesis ElderCare Employment Services, LLC.                     Limited Liability Company  Delaware

Genesis-Georgetown SNF/JV, L L C                                Limited Liability Company  Delaware

Glenmark Limited Liability Company I                            Limited Liability Company  West Virginia

Health Resources of Bridgeton, L.L.C.                           Limited Liability Company  New Jersey

Health Resources of Cinnaminson, L.L.C.                         Limited Liability Company  New Jersey

Health Resources of Emery, L.L.C,                               Limited Liability Company  New Jersey

Health Resources of Englewood, L.L.C.                           Limited Liability Company  New Jersey

Health Resources of Ewing, L.L.C.                               Limited Liability Company  New Jersey

Health Resources of Fairlawn, L.L.C.                            Limited Liability Company  New Jersey

Health Resources of Jackson, L.L.C.                             Limited Liability Company  New Jersey

Health Resources of Ridgewood, L.L.C.                           Limited Liability Company  New Jersey

Health Resources of South Brunswick, LLC                        Limited Liability Company  New Jersey

Health Resources of West Orange, L.L.C.                         Limited Liability Company  New Jersey

Pompton Care L.L.C.                                             Limited Liability Company  New Jersey

Respiratory Health Services, L. L. C.                           Limited Liability Company  Maryland

Roephel Convalescent Center, L.L.C.                             Limited Liability Company  New Jersey

ADS Apple Valley Limited Partnership                            Limited Partnership        Massachusetts

ADS Hingham Limited Partnership                                 Limited Partnership        Massachusetts

Brevard Meridian Limited Partnership                            Limited Partnership        Maryland

Catonsville Meridian Limited Partnership                        Limited Partnership        Maryland

Cumberland Associates of Rhode Island, L.P.                     Limited Partnership        Delaware

Easton Meridian Limited Partnership                             Limited Partnership        Maryland

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
Edella Street Associates                                        Limited Partnership        Pennsylvania

Genesis ElderCare Centers I, L. P.                              Limited Partnership        Delaware

Genesis ElderCare Centers II, L. P.                             Limited Partnership        Delaware

Genesis ElderCare Centers III, L. P.                            Limited Partnership        Delaware

Genesis Health Ventures of West Virginia, Limited Partnership   Limited Partnership        Pennsylvania

Genesis Properties Limited Partnership                          Limited Partnership        Pennsylvania

Genesis Properties of Delaware Ltd. Partnership, L. P.          Limited Partnership        Delaware

Glenmark Properties I, Limited Partnership                      Limited Partnership        West Virginia

Greenspring Meridian Limited Partnership                        Limited Partnership        Maryland

Groton Associates of Connecticut, L.P.                          Limited Partnership        Delaware

Hammonds Lane Meridian Limited Partnership                      Limited Partnership        Maryland

Holly Manor Associates of New Jersey, L.P.                      Limited Partnership        Delaware

McKerley Health Care Center - Concord Limited Partnership       Limited Partnership        New Hampshire

Mercerville Associates of New Jersey, L.P.                      Limited Partnership        Delaware

Meridian Edgewood Limited Partnership                           Limited Partnership        Maryland

Meridian Perring Limited Partnership                            Limited Partnership        Maryland

Meridian Valley Limited Partnership                             Limited Partnership        Maryland

Meridian Valley View Limited Partnership                        Limited Partnership        Maryland

Meridian/Constellation Limited Partnership                      Limited Partnership        Maryland

Middletown (RI) Associates of Rhode Island, L.P.                Limited Partnership        Delaware

Millville Meridian Limited Partnership                          Limited Partnership        Maryland

Norristown Nursing and Rehabilitation Center Associates, L. P.  Limited Partnership        Pennsylvania

North Cape Convalescent Center Associates, L. P.                Limited Partnership        Pennsylvania

Northwest Total Care Center Associates, L. P.                   Limited Partnership        New Jersey

Philadelphia Avenue Associates                                  Limited Partnership        Pennsylvania

Point Pleasant Haven Limited Partnership                        Limited Partnership        West Virginia

Pompton Associates, L.P.                                        Limited Partnership        New Jersey

Raleigh Manor Limited Partnership                               Limited Partnership        West Virginia

                                                                                           State of
Entity Name                                                     Entity Type                Organization
----------------------------------------------------------------------------------------------------------
River Street Associates                                         Limited Partnership        Pennsylvania

Romney Health Care Center Ltd., Limited Partnership             Limited Partnership        West Virginia

Seminole Meridian Limited Partnership                           Limited Partnership        Maryland

Sisterville Haven Limited Partnership                           Limited Partnership        West Virginia

State Street Associates, L.P.                                   Limited Partnership        Pennsylvania

Teays Valley Haven Limited Partnership                          Limited Partnership        West Virginia

The Straus Group-Hopkins House, L.P.                            Limited Partnership        New Jersey

The Straus Group-Old Bridge, L.P.                               Limited Partnership        New Jersey

The Straus Group-Quakertown Manor, L.P.                         Limited Partnership        New Jersey

The Straus Group-Ridgewood,L.P.                                 Limited Partnership        New Jersey

Therapy Care Systems, L. P. a/k/a Therapy Care Systems          Limited Partnership        Pennsylvania
Limited Partnership

Volusia Meridian Limited Partnership                            Limited Partnership        Maryland

Wallingford Associates of Connecticut, L.P.                     Limited Partnership        Delaware

Warwick Associates of Rhode Island, L.P.                        Limited Partnership        Delaware

Westford Nursing and Retirement Center, Limited Partnership     Limited Partnership        Massachusetts

ADS Recuperative Center Limited Partnership                     Limited Partnership        Massachusetts

Care Haven Associates Limited Partnership                       Limited Partnership        West Virginia

Lake Washington, Ltd.                                           Limited Partnership        Florida